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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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        Date of Report (date of earliest event reported): April 17, 2000

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                              DELTEK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

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
                   VIRGINIA                              000-22001                         54-1252625
(State or other jurisdiction of incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)
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                  8280 GREENSBORO DRIVE, MCLEAN, VIRGINIA 22102
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (703)-734-8606




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ITEM 5.  OTHER EVENTS

         On April 17, 2000 the Company issued a press release announcing the agreement to acquire substantially all assets of A/E Management Services, including their complete suite of RFP proposal automation and tracking software, for the purchase price of $3.5 million. There was no affiliation or relationship between the Company, its affiliates, officers or directors or associates of such persons and the Company or any of its officers, directors or stockholders prior to the execution of the Agreement. A copy of the press release is attached hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)  Not Applicable.

         (c)      Exhibits

         The following exhibits are filed herewith:

         99.1              Press Release dated April 17, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Deltek Systems, Inc.
                                       (Registrant)


Dated: April 26, 2000                 By:    /s/ Kenneth E. deLaski
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                                             Kenneth E. deLaski, President and
                                             Chief Executive Officer



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